      As filed with the Securities and Exchange Commission on June 7, 2002

                                                          REGISTRATION NO. 333 -

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               _________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                    under the
                             SECURITIES ACT OF 1933
                               _________________

                           OPTA FOOD INGREDIENTS, INC.
             (Exact name of Registrant as specified in its charter)

                Delaware                                         04-3117634
      (State or other jurisdiction                            (I.R.S. Employer
    of incorporation or organization)                        Identification No.)


                      25 Wiggins Avenue, Bedford, MA 01730
                    (Address of Principal Executive Offices)

                           OPTA FOOD INGREDIENTS, INC.
                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                  Scott A. Kumf
                      Chief Financial Officer and Treasurer
                           Opta Food Ingredients, Inc.
                                25 Wiggins Avenue
                                Bedford, MA 01730
                                 (781) 276-5100
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               _________________


                                 CALCULATION OF REGISTRATION FEE
===============================================================================================================
                                                       Proposed            Proposed
          Title of                Amount to be         maximum             maximum
 securities to be registered     registered/(1)/    offering price         aggregate            Amount of
                                                    per share/(2)/      offering price/(2)/  registration fee
---------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value        250,000            $1.46                $365,000              $34.00
===============================================================================================================

(1) The number of shares of common stock, par value $.01 per share ("Common Stock"), stated above consists of the aggregate number of additional shares not previously registered which may be sold upon the purchase of shares of Common Stock which have been purchased under the Opta Food Ingredients, Inc. Amended and Restated Employee Stock Purchase Plan (the "Plan"). The maximum number of shares which may be sold upon purchase of such shares of Common Stock under the Plan is subject to adjustment in accordance with certain anti-dilution and other provisions of the Plan. Accordingly, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers, in addition to the number of shares stated above, an indeterminate number of shares which may be subject to grant or otherwise issuable after the operation of any such anti-dilution and other provisions.

(2) This calculation is made solely for the purpose of determining the registration fee pursuant to the provisions of paragraphs (c) and (h) of Rule 457 under the Securities Act of 1933, as amended, on the basis of the average high and low sale prices per share on the Nasdaq National Market System as of a date (June 6, 2002) within 5 business days prior to filing this Registration Statement.

================================================================================

                                EXPLANATORY NOTE

         This Registration Statement is filed pursuant to General Instruction E of Form S-8 in order to register additional securities of the same class as other securities for which a registration statement relating to the Registrant's Employee Stock Purchase Plan, as amended and restated, is effective.

         On June 15, 1992, the Registrant filed a registration statement on Form S-8 (Commission File Number 33-48624) to register an aggregate of 200,000 shares of Common Stock reserved for issuance under the Employee Stock Purchase Plan. The filing of this Registration Statement increases the number of shares registered for issuance under the Employee Stock Purchase Plan by 250,000 shares. The contents of the previously filed registration statement relating to the Employee Stock Purchase Plan are incorporated by reference herein, except for the items that are set forth below. Pursuant to Instruction E, this Registration Statement contains such information required by Form S-8 that is not otherwise included in the previous registration statement.

                                     Part I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. Such documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of
Part II of this Form, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     Part II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
------------------------------------------------

         The following documents filed by the Registrant with the Commission are incorporated herein by reference:

         (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 2001 (Commission File Number 000-19811).

         (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 (Commission File Number 000-19811).

         (c) The description of the Common Stock filed with the Commission included in the Registrant's Registration Statement on Form 8-A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), filed with the Commission on January 23, 1992, including any amendment or report filed for the purpose of updating such description.

         All reports and other documents filed by the Registrant after the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents.

Item 4.  Description of Securities.
----------------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.
-----------------------------------------------

         The validity of the issuance of the shares of Common Stock registered under this registration statement has been passed upon for the Company by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Members of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. owned an aggregate of 500 shares of common stock of the Company.

Item 6.  Indemnification of Directors and Officers.
--------------------------------------------------

         Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (Commission File Number 000-19811).

Item 7.  Exemption from Registration Claimed.
--------------------------------------------

         Not applicable.

Item 8.  Exhibits.
-----------------

                 The following exhibits are filed herewith or incorporated by reference.

          (4.1)  Form of Common Stock Certificate (previously filed as Exhibit
                 4.2 to the Registrant's Registration Statement on Form S-1, Commission File Number 33-45700, as amended, and incorporated herein by reference).

          (4.2) Amended and Restated Certificate of Incorporation of the Registrant (previously filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-8, Commission File Number 33-93518, and incorporated herein by reference).

          (4.3)  Restated By-Laws of the Registrant (previously filed as Exhibit
                 3.4 to the Registrant's Registration Statement on Form S-1, Commission File Number 33-45700, as amended, and incorporated herein by reference).

          (5.1) Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

          (23.1) Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                 (included in opinion of counsel filed as Exhibit 5).

          (23.2) Consent of PricewaterhouseCoopers LLP (filed herewith).

         (24.1) Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

Item 9.  Undertakings.
---------------------

(a)      The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i)   To include any prospectus required by Section 10(a) (3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

               Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel on the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bedford, Massachusetts, on June 7, 2002.

                                       OPTA FOOD INGREDIENTS, INC.

                                       ---------------------------
                                          Arthur J. McEvily, Ph.D.
                                          President and Chief Executive Officer

Each person whose signature appears below constitutes and appoints Arthur J. McEvily and Scott A. Kumf, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of Opta Food Ingredients, Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                       Date
---------                              -----                       ----

/s/ Arthur J. McEvily, Ph.D.    President, Chief Executive         June 7, 2002
------------------------------
Arthur J. McEvily, Ph.D.        Officer and Director
                                (principal executive officer)

/s/ Scott A. Kumf               Chief Operating Officer,           June 7, 2002
------------------------------
Scott A. Kumf                   Chief Financial Officer and
                                Treasurer (principal financial
                                and accounting officer)

/s/ William P. Carmichael       Director                           June 7, 2002
------------------------------
William P. Carmichael

/s/ A.S. Clausi                 Director                           June 7, 2002
------------------------------
A.S. Clausi

/s/ Harry Fields                Director                           June 7, 2002
------------------------------
Harry Fields

/s/ Glynn C. Morris                         Director              June 7, 2002
------------------------------------
Glynn C. Morris

/s/ Olivier Suquet                          Director              June 7, 2002
------------------------------------
Olivier Suquet

                           OPTA FOOD INGREDIENTS, INC.

                          INDEX TO EXHIBITS FILED WITH
                         FORM S-8 REGISTRATION STATEMENT

     Exhibit
     Number            Description

     (4.1)             Form of Common Stock Certificate (previously filed as
                       Exhibit 4.2 to the Registrant's Registration Statement on Form S-1, Commission File Number 33-45700, as amended, and incorporated herein by reference).

     (4.2) Amended and Restated Certificate of Incorporation of the Registrant (previously filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-8, Commission File Number 33-93518, and incorporated herein by reference).

     (4.3)             Restated By-Laws of the Registrant (previously filed as
                       Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, Commission File Number 33-45700, as amended, and incorporated herein by reference).

     (5.1) Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

     (23.1) Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in opinion of counsel filed as Exhibit 5).

     (23.2)            Consent of PricewaterhouseCoopers LLP (filed herewith).

     (24.1) Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).